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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 21, 2006


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On September 21, 2006, Ankur A. Vora was appointed as a Director of Buffets Holdings, Inc. ("Buffets Holdings") and Buffets, Inc. (together with Buffets Holdings, the "Company"). Mr. Vora, age 30, is currently a Vice President at Caxton-Iseman Capital, Inc. ("Caxton-Iseman") where he has been employed since August 2000. From June 1998 to July 2000, Mr. Vora was an analyst at Banc of America Securities LLC (previously NationsBanc Montgomery Securities LLC). In May 1998, Mr. Vora obtained a B.Sc. in Economics from the Wharton School at the University of Pennsylvania.

As previously reported by Buffets Holdings in its Annual Report on Form 10-K for the year ended June 29, 2006 filed with the Securities and Exchange
Commission, and as required pursuant to Item 404(a) of Regulation S-K, Caxton-Iseman is the holder of a majority of the shares of outstanding common stock of Buffets Restaurant Holdings, Inc., Buffets Holdings parent. The Company is party to an advisory agreement with Caxton-Iseman under which Caxton-Iseman provides various advisory services to the Company and its subsidiaries in exchange for an annual advisory fee equal to 2% of the Company's annual consolidated earnings before interest, taxes, depreciation and amortization and an additional 1% fee for advisory services relating to particular transactions. Under this agreement, the Company paid Caxton-Iseman $0.2 million in fiscal 2006.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 22, 2006

                                            BUFFETS HOLDINGS, INC.



                                            By: /s/ R. Michael Andrews, Jr.
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                                                Name:  R. Michael Andrews, Jr.
                                                Title: Chief Executive Officer